The Glenmede Fund, Inc.
(the “Fund”)
Equity Income Portfolio (the “Portfolio”)
Supplement dated September 10, 2026, to the Portfolio’s Summary Prospectuses,
dated February 28, 2026, as amended July 16, 2026 and July 17, 2026, and the
Portfolio’s Statutory Prospectus and Statement of Additional Information,
each dated February 28, 2026.
At a meeting held on September 9, 2026, the Board of Directors of the Fund (the “Board”) approved an Agreement and Plan of Reorganization pursuant to which the Equity Income Portfolio (the “Target Portfolio”) will transfer all of its assets and liabilities to the Disciplined U.S. Value Equity Portfolio (the “Acquiring Portfolio”) in exchange for shares of the Acquiring Portfolio (the “Reorganization”). As previously announced, effective on or around September 14, 2026, the Acquiring Portfolio will be repositioned to invest in income-producing common stocks of large cap companies tied economically to the U.S. and its name will change to the “Disciplined U.S. Equity Income Portfolio.”
Pursuant to applicable law (including the Investment Company Act of 1940), the Reorganization does not require shareholder approval, and shareholders will not be asked to vote on the Reorganization. Target Portfolio shareholders of record will be sent a combined Information Statement/Prospectus (the “Combined Information Statement/Prospectus”) containing further information regarding the Reorganization and the Acquiring Portfolio. The Reorganization is expected to close on or about January 8, 2027 (the “Reorganization Date”) and is expected to be a tax-free reorganization for U.S. federal income tax purposes.
Glenmede Investment Management LP (the “Advisor”) serves as the investment adviser to each of the Target Portfolio and Acquiring Portfolio. During the period leading up to the Reorganization, the Advisor will seek to align the portfolio of the Target Portfolio with that of the Acquiring Portfolio. During this time, the Target Portfolio may not be pursuing its investment objectives and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time. In addition to the transaction costs associated with this repositioning of the Target Portfolio’s portfolio in connection with the Reorganization, such sell transactions could result in increased taxable distributions to Target Portfolio shareholders holding shares in a taxable account.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Portfolio, nor is it a solicitation of any proxy. Because the Target Portfolio will reorganize into the Acquiring Portfolio on the Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Target Portfolio prior to the Reorganization Date. You should consider the investment objectives, risks, strategies, fees and expenses of the Acquiring Portfolio and Target Portfolio carefully before investing. To obtain the Acquiring Portfolio’s current prospectus, shareholder reports and other regulatory filings, or to receive a free copy of the Combined Information Statement/Prospectus, once it is available, contact your financial intermediary or visit www.glenmedeim.com/funds/fund-documents. The Combined Information Statement/Prospectus will contain important information about the Target Portfolio and Acquiring Portfolio’s investment objective, strategies, risks, fees, expenses, and the Board’s considerations in approving the Reorganization. The Combined Information Statement/Prospectus also will be available for free on the Securities and Exchange Commission’s website (www.sec.gov).
Shareholders should retain this Supplement for future reference.